Texas Capital Value Funds, Inc.

Supplement to the Prospectus and Statement of Additional information dated January 31st, 1998.


The name of the series Growth & Income Portfolio has been changed to Bluechip Value. The prospectus is hereby amended to incorporate the phrase "Bluechip Value" in every instance where "Growth & Income Portfolio" was used.



March 31, 1998